EXHIBIT 1.1

                              PP&L CAPITAL FUNDING, INC.
                                    $[400,000,000]
                             MEDIUM-TERM NOTES, SERIES B

                              UNCONDITIONALLY GUARANTEED
                     AS TO PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
                         AND INTEREST BY PP&L RESOURCES, INC.

                                DISTRIBUTION AGREEMENT
                                ----------------------

                                                                     , 1999
                                                          -----------


          [Agent Name]
          [Agent Address]


          [Agent Name]
          [Agent Address]


          [Agent Name]
          [Agent Address]


          Dear Sirs:

                    PP&L Capital Funding, Inc., a Delaware corporation (the "Company"), and PP&L Resources, Inc., a Pennsylvania corporation (the "Guarantor"), confirm their agreement with

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                                                                           ,
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                                                             (each, an
          --------------------------------------------------
          "Agent", and collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes, Series B (the "Notes"). The Notes will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by the Guarantor pursuant to guarantees of the Guarantor (the "Guarantees"). Certain terms of the Notes are set forth in Schedule A hereto.

                    The Notes are to be issued pursuant to an Indenture, dated as of November 1, 1997, as amended or modified from time to time (the "Base Indenture"), among the Company, the Guarantor and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by a Supplemental Indenture No. 2, dated as of
                    , 1999 (the "Supplemental Indenture" and, together with
          ----------
          the Base Indenture, the "Indenture"), among the Company, the Guarantor and the Trustee. As of the date hereof, the Company has authorized the issuance and sale of up to $[400,000,000] aggregate principal amount of Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

                    This Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors through one or more agents (as may from time to time be agreed to by the Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

                    In connection with the foregoing, the Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a joint registration statement on Form S-3
          (Nos. 333-      and 333-     -01) for the registration of debt
                    -----         -----
          securities, including the Notes and the Guarantees, under the Securities Act of 1933, as amended (the "1933 Act") and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement (as so amended, if applicable) has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as so amended, if applicable) is referred to herein as the "Registration Statement"; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement relating to the offering of Notes), in the form first furnished to the applicable Agent(s) and to be transmitted for filing pursuant to Rule 424(b) of the 1933 Act Regulations, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to any acceptance by the Company of an offer for the purchase of Notes; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement or Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement or Prospectus, as the case may be.

          1.   Appointment as Agent.
               --------------------

                    (a)  Appointment.  On the basis of the representations,
                         -----------
          warranties and agreements herein contained, but subject to the terms and conditions herein contained and subject to the reservation by the Company of the right to sell Notes directly to investors on its own behalf (and not through any Agent), offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such times and in such amounts as such Agent deems advisable. The Company may appoint additional agents in connection with the offering of the Notes; provided that (i) the Company promptly notifies the Agents of such appointment and
          (ii) the commission paid to any such additional agent with respect to the sale of Notes by the Company as a result of a solicitation made by such additional agent does not exceed that percentage specified in Schedule B hereto of the aggregate principal amount of such Notes sold by the Company; and provided further that, unless the appointment of such additional agent is expressly limited to the solicitation of offers to purchase a specified principal amount of Notes on specified terms, such additional agent enters into an agreement with the Company making such agent an Agent under this Agreement or enters into an agreement with the Company on terms which are substantially similar to those contained in this Agreement, which agreement shall include appropriate changes to reflect the arrangements between the Company and such additional agent.

                    (b)  Sale of Notes.  The Company shall not sell or
                         -------------
          approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate principal amount of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate principal amount of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

                    (c)  Purchases as Principal.  The Agents shall not have
                         ----------------------
          any obligation to purchase Notes from the Company as principal. However, absent an agreement between an Agent and the Company that such Agent shall be acting solely as an agent for the Company, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from the Company by an Agent as principal shall be made in accordance with Section 3(a) hereof.

                    (d)  Solicitations as Agent.  If agreed upon between an
                         ----------------------
          Agent and the Company, such Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to the Company, orally or in writing, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes against payment tendered by a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

                    (e)  Reliance.  The Company and the Agents agree that
                         --------
          any Notes purchased from the Company by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Company shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

          2.   Representations and Warranties.
               ------------------------------

                    (a) The Company and the Guarantor jointly and severally represent and warrant to, and agree with, each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), that:

                    (i) The Registration Statement, when it became effective and at each Representation Date, and the Prospectus and any amendment or supplement thereto, when filed or transmitted for filing with the Commission and at each Representation Date, complied or will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with the information furnished to the Company in writing by the Agents expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which constitutes the Trustee's Statement of Eligibility and Qualification under the 1939 Act (the "T-1").

                    (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or through any Agent expressly for use in the Registration Statement or Prospectus.

                    (iii) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to enter into and perform its obligations under this Agreement, the Indenture and the Guarantees.

                    (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Notes; and the Company is and will be treated as a consolidated subsidiary of the Guarantor pursuant to generally accepted accounting principles.

                    (v) Neither the Guarantor nor the Company is an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                    (vi) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor.

                    (vii) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of the Company and the Guarantor enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, or reorganization, moratorium, and other similar laws relating to or affecting the enforcement of creditors' rights and by general equity principles, regardless of whether enforcement is considered in a proceeding at law or in equity (the "Bankruptcy Exceptions"); the Indenture conforms and will conform in all material respects to the statements relating thereto contained in the Prospectus; and at the effective date of the Registration Statement, the Indenture was duly qualified under the 1939 Act.

                    (viii) The Notes have been duly authorized and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and binding obligations of the Company enforceable in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Notes will be in the forms established pursuant to, and entitled to the benefits of, the Indenture; and the Notes will conform in all material respects to the statements relating thereto contained in the Prospectus.

                    (ix) The Guarantees have been duly authorized and, when duly executed pursuant to the Indenture and delivered, will constitute valid and binding obligations of the Guarantor enforceable in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Guarantees will be in the forms established pursuant to the Indenture; and the Guarantees will conform in all material respects to the statements relating thereto contained in the Prospectus.

                    (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no event or occurrence that would result in a material adverse change, or any development involving a material adverse change, in the financial position or results of operations of the Guarantor and its subsidiaries considered as one enterprise (a "Material Adverse Effect").

                    (xi) The Medium-Term Note Program under which the Notes are issued (the "Program"), as well as the Notes, are rated Baa2 by Moody's Investors Service, Inc. and BBB+ by Standard & Poor's Ratings Service, or such other rating as to which the Company or the Guarantor shall have most recently notified the Agents pursuant to Section 5(a) hereof.

                    (b) Each of the several Agents represents and warrants to, and agrees with, the Company and the Guarantor, their respective directors and such of their respective officers who shall have signed the Registration Statement, and to each other Agent, that the information furnished in writing to the Company and the Guarantor by such Agent expressly for use in the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading.

                    (c)  Additional Certifications.  Any certificate signed
                         -------------------------
          by any officer of the Company or the Guarantor and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company or the Guarantor, as the case may be, to such Agent or Agents as to the matters covered thereby on the date of such certificate.

          3.   Purchases as Principal; Solicitations as Agent.
               ----------------------------------------------

                    (a)  Purchases as Principal.  Notes purchased from the
                         ----------------------
          Company by the Agents, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent or Agents and the Company in a separate agreement (which may be an oral agreement confirmed in writing between the applicable Agent and the Company). Each such separate agreement is herein referred to as a "Terms Agreement". Each such Terms Agreement, whether oral (and confirmed in writing, which may be a facsimile transmission) or in writing, shall include such information (as applicable) as is specified in Schedule A hereto. An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained, but subject to the terms and conditions herein contained. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable Terms Agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule B hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from the Company in connection with such purchases to such brokers or dealers. At the time of each Terms Agreement to purchase Notes from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the comfort letter, opinions of counsel and officers' certificate pursuant to Section 8 hereof.

                    (b)  Solicitations as Agent.  On the basis of the
                         ----------------------
          representations, warranties and agreements herein contained, but subject to the terms and conditions herein contained, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and such Agent.

                    The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

                    The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent, as an agent of the Company, at the time of settlement of any such sale, as set forth in Schedule B hereto.

                    (c)  Administrative Procedures.  The purchase price,
                         -------------------------
          interest rate or formula, maturity date and other terms of the Notes specified in Schedule A hereto (as applicable) shall be agreed upon between the Company and the applicable Agent(s) and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of $1,000 or any larger amount that is an integral multiple of $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Procedures") shall be agreed upon from time to time among the Company, the Agents and the Trustee. The initial Procedures, which are set forth in Schedule C hereto, shall remain in effect until changed by agreement among the Company, the Agents and the Trustee. The Agents and the Company agree to perform, and the Company agrees to request the Trustee to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

          4.   Delivery and Payment for Notes Sold through an Agent as Agent.
               -------------------------------------------------------------

                    Delivery of Notes sold through an Agent as an agent of the Company shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

          5.   Certain Covenants of the Company and the Guarantor.
               --------------------------------------------------

                    Each of the Company and the Guarantor jointly and severally covenant with the several Agents as follows:

                    (a) To notify the Agents promptly, and confirm the notice in writing, of (i) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (ii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement, or the initiation of proceedings for that purpose, and to make every reasonable effort to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued, and (iii) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company or the Guarantor, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities;

                    (b) To advise the Agents, or Sullivan & Cromwell as counsel to the Agents, promptly of any such filing, and to advise the Agents, or Sullivan & Cromwell, as counsel to the Agents, promptly of any proposal to file or prepare (i) any amendment to the Registration Statement (including any post-effective amendment), (ii) any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), or
          (iii) any document that would as a result thereof be incorporated by reference in the Prospectus whether pursuant to the 1933 Act, the 1934 Act or otherwise; and will furnish the Agents with copies of any such amendment, supplement or other document a reasonable amount of time prior to such proposed filing or use, as the case may be;

                    (c) To endeavor, in cooperation with the Agents, to qualify the Notes for offer and sale under the securities or blue sky laws of such states and the other jurisdictions of the United States as the Agents may from time to time designate, to continue such qualifications in effect so long as required for the distribution of the Notes and to reimburse the Agents for any expenses (including filing fees and reasonable fees and disbursements of counsel) paid by the Agents or on their behalf to qualify the Notes for offer and sale, to continue such qualification, to determine the eligibility of the Notes for investment and to print the memoranda relating thereto; provided that neither the Company nor the Guarantor shall be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified, to consent to service of process in any jurisdiction other than with respect to claims arising out of the offering or sale of the Notes, or to meet any other requirement in connection with this paragraph (c) deemed by them to be unduly burdensome;

                    (d) To deliver promptly to the Agents signed copies of the Registration Statement as originally filed and of all amendments thereto heretofore or hereafter filed, including conformed copies of all exhibits except those incorporated by reference, and such number of conformed copies of the Registration Statement (but excluding the exhibits), the Prospectus, and any amendments and supplements thereto, as the Agents may reasonably request;

                    (e) To prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement no later than 11:00 A.M., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used;

                    (f) Except as otherwise provided in subsection (l) of this Section 5, if at any time during the term of this Agreement any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if it shall be necessary at any time to amend the Registration Statement or amend or supplement the Prospectus to comply with the 1933 Act or the 1933 Act Regulations, to advise the Agents immediately, confirmed in writing, to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and to promptly prepare and file with the Commission, subject to
          Section 5(b) hereof, such amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that the cost of any amendment or supplement which relates solely to the activities of any Agent shall be borne by the Agent or Agents requiring the same;

                    (g) Except as otherwise provided in subsection (l) of this Section 5, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company or the Guarantor with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, or financial information included in the audited consolidated financial statements of the Company or the Guarantor for the preceding fiscal year, the Company and the Guarantor shall furnish such information to the Agents;

                    (h) As soon as practicable, the Guarantor will make generally available to its security holders an earnings statement covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the 1933 Act which will satisfy the provisions of Section 11(a) of the 1933 Act;

                    (i) The Company and the Guarantor during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations;

                    (j) Unless otherwise agreed upon between one or more Agents acting as principal and the Company, between the date of any Terms Agreement by such Agent(s) to purchase Notes from the Company and the Settlement Date with respect thereto, the Company will not, without the prior written consent of such Agent(s), issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities of the Company with maturities and other terms substantially similar to the Notes being sold pursuant to such Terms Agreement (other than the Notes that are to be sold pursuant to such Terms Agreement, notes to banks under the Revolving Credit Agreement of the Company or commercial paper in the ordinary course of business);

                    (k) The Company will apply the net proceeds from the sale of the Notes for the purposes set forth in the Prospectus;

                    (l) The Company shall not be required to comply with the provisions of subsections (f) or (g) of this Section 5 during any period from the time the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Company until the time the Company shall determine that solicitation of offers for the purchase of Notes should be resumed; provided, however, that compliance with such subsections shall be required for any portion of such period during which an Agent shall hold any Notes as principal purchased pursuant to a Terms Agreement; and provided further that the Agents shall, upon inquiry by the Company or the Guarantor, advise the Company and the Guarantor whether or not any of them retains any Notes for purposes of this subsection (l), and from the 30th day immediately following the issuance of such Notes, unless otherwise advised by an Agent, the Company and the Guarantor shall be entitled to assume that the distribution of such Notes is complete; and

                    (m) The Company will comply with the conditions set forth in Rule 3a-5 under the 1940 Act ("Rule 3a-5"), necessary for the Company to not be considered an "investment company" under the 1940 Act.

          6.   Payment of Expenses.
               -------------------

                    The Company will pay or bear (i) all expenses in connection with the matters herein required to be performed by the Company or the Guarantor, including all expenses in connection with the preparation and filing of the Registration Statement and the Prospectus, and any amendment or supplement thereto, and the furnishing of copies thereof to the Agents, and all audits, statements or reports in connection therewith, and all expenses in connection with the issue and delivery of the Notes and the related Guarantees, including the reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby, any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes, all Federal and State taxes (if any) payable (not including any transfer taxes) upon the issue of the Notes or the related Guarantees, any fee charged by securities ratings services for rating the Program and the Notes, the fees and expenses incurred in connection with any listing of the Notes on a securities exchange, and the fee of the National Association of Securities Dealers, Inc., if any, and (ii) all expenses in connection with the printing, reproduction and delivery of this Agreement and the printing, reproduction and delivery of such other documents or certificates as may be required in connection with the offering, purchase, sale, issuance or delivery of the Notes or the Guarantees.

          7.   Conditions of Agents' Obligations.
               ---------------------------------

                    The obligations of one or more Agents to purchase Notes as principal and to solicit offers for the purchase of Notes as an agent of the Company, and the obligations of any purchasers of Notes sold through an Agent as an agent of the Company, will be subject to the following conditions:

                    (a) The Agents shall have received from Price Waterhouse LLP a letter, dated the date of this Agreement, in form and substance satisfactory to you, to the effect that:

                    (i) They are independent accountants with respect to the Guarantor and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations;

                    (ii) their opinion, the consolidated financial
               statements of the Guarantor and its subsidiaries audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the published rules and regulations thereunder with respect to registration statements on Form S-3;

                    (iii) the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

                              (A)  Reading the minutes of meetings of the
                    shareowners and the Boards of Directors of the Guarantor and the Company and their Executive, Compensation and Corporate Governance, Finance and the Audit and Corporate Responsibility Committees since the day after the end of the last audited period as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                              (B)  With respect to the unaudited
                    consolidated balance sheet as of the most recent quarter ended and the unaudited consolidated statements of income and of cash flows included in the Guarantor's Quarterly Report on Form 10-Q for the most recent quarter ended ("Form 10-Q") incorporated by reference in the Registration Statement,

                         (i) Performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited
                       -----------------------------
               consolidated balance sheet and the unaudited consolidated statements of income and of cash flows for the most recent quarter ended and year to date, and prior year periods, included in the Guarantor's Form 10-Q incorporated by reference in the Registration Statement;

                         (ii) Making inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters as to whether the unaudited consolidated financial statements referred to in (B)(i) comply as to form in all material respects with the applicable accounting requirements of the 1934 Act, as it applies to Form 10-Q and the related published rules and regulations thereunder;

                              (C) Reading the unaudited interim financial data for the period from the date of the latest balance sheet included or incorporated in the Registration Statement to the date of the latest available interim financial data; and

                              (D) Making inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

                    nothing has come to their attention as a result of the foregoing procedures that caused them to believe that
                    (i) the unaudited consolidated financial statements described in (B)(i), included in the Form 10-Q and incorporated by reference in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act, as it applies to Form 10-Q, and the related published rules and regulations thereunder; or (ii) any material modifications should be made to the unaudited consolidated financial statements described in (B)(i), included in the Form 10-Q and incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles; or (iii) at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of delivery of such letter, there was any change in the capital stock (except for changes in shares of certain series of preferred stock of a subsidiary of the Guarantor redeemed for, purchased or otherwise retired in anticipation of, sinking fund requirements for such series or as a result of the surrender by the Guarantor of any preferred stock of PP&L, Inc. theretofore purchased by the Guarantor), or increase in long-term debt of the Guarantor and subsidiaries consolidated as compared with amounts shown in the latest balance sheet incorporated by reference in the Registration Statement or (iv) for the period from the closing date of the latest consolidated income statement incorporated by reference in the Registration Statement to the date of the latest available interim financial data there were any decreases, as compared with the corresponding period in the preceding year, in net income, except in all instances for changes, increases or decreases which the Registration Statement, including the documents incorporated therein by reference, discloses have occurred or may occur, or they shall state any specific changes or decreases.

                    (iv) The letter shall also state that the information set forth in Schedule D hereto, which is expressed in dollars (or percentages derived from such dollar amounts) and has been obtained from accounting records which are subject to the internal controls of the Guarantor's accounting system or which has been derived directly from such accounting records by analysis or computation, is in agreement with such records or computations made therefrom, except as otherwise specified in such letter.

                    (b) The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or, to the knowledge of the Company or the Guarantor, shall be contemplated by the Commission and the Agents shall have received certificates of the Company and of the Guarantor dated the date hereof to such effect.

                    (c) On the date hereof the Agents shall have received from Michael A. McGrail, Esq., Senior Counsel, or such other counsel for the Company and the Guarantor as may be acceptable to you, an opinion, dated as of the date hereof, in form and substance satisfactory to counsel for the Agents, to the effect that:

                    (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                    (ii) The portions of the information contained in the Prospectus, which are stated therein to have been made on the authority of any such counsel, have been reviewed by such counsel and, as to matters of law and legal conclusions, are correct;

                    (iii) The Guarantor is a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, but is exempt from such Act (except for the provisions of Section 9(a)(2) thereof) by virtue of an order of the Commission pursuant to Section 3(a)(1) thereof;

                    (iv) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described, or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements and other financial data contained or incorporated by reference in the Registration Statement or the Prospectus;

                    (v) This Agreement has been duly authorized, executed and delivered by the Guarantor;

                    (vi) The Indenture has been duly authorized, executed and delivered by the Guarantor and, assuming due authorization, execution, and delivery by the Company and the Trustee, is a valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except to the extent limited by the Bankruptcy Exceptions;

                    (vii) The Guarantees are in the form established pursuant to the Indenture, have been duly authorized by the Guarantor, and, when duly executed pursuant to the Indenture and delivered in accordance with the provisions of this Agreement, will constitute valid and binding obligations of the Guarantor, as guarantor, enforceable in accordance with their terms, except to the extent limited by the Bankruptcy Exceptions;

                    (viii) No approval, authorization, consent or other order of any public board or body is legally required for the authorization of the offering, issuance and sale of the Notes, except (a) such as may be required under the 1933 Act or the 1933 Act Regulations or the securities or "blue sky" laws of any jurisdiction and (b) the qualification of the Indenture under the 1939 Act and 1939 Act Regulations.

                         In rendering such opinion, such counsel may rely
               as to matters governed by New York law upon the opinion of Thelen Reid & Priest LLP referred to in Section 7(d) of this Agreement.

                    (d) On the date hereof, the Agents shall have received from Thelen Reid & Priest LLP, special counsel to the Company and the Guarantor, an opinion, dated as of the date hereof, in form and substance satisfactory to counsel for the Agents, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                    (ii) The Notes are in the form established pursuant to the Indenture, have been duly authorized by the Company, and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except to the extent limited by the Bankruptcy Exceptions, and are entitled to the benefits of the Indenture;

                    (iii) The Guarantees are in the form established pursuant to the Indenture, have been duly authorized by the Guarantor, and, when duly executed pursuant to the Indenture and delivered in accordance with the provisions of this Agreement, will constitute valid and binding obligations of the Guarantor, as guarantor, enforceable in accordance with their terms, except to the extent limited by the Bankruptcy Exceptions;

                    (iv) This Agreement has been duly authorized, executed and delivered by each of the Guarantor and the Company;

                    (v) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming due authorization, execution, and delivery by the Trustee, is a valid and binding obligation of the Company and the Guarantor, enforceable in accordance with its terms, except to the extent limited by the Bankruptcy Exceptions; and the Indenture has been duly qualified under the 1939 Act;

                    (vi) The Registration Statement has become effective under the 1933 Act and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the Registration Statement, as of its effective date, and any amendment thereto, as of its date, and the Prospectus, as of its date, and each amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and nothing has come to the attention of such counsel which would lead such counsel to believe either that the Registration Statement or any amendment thereto, as of such dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, as of the date issued or the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements and other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus;

                    (vii) The statements in the Prospectus under the captions "Description of the Debt Securities" and "Description of Notes", insofar as they purport to constitute summaries of certain terms of the Indenture, the Notes and the Guarantees, in each case constitute accurate summaries of such terms of such documents and securities, in all material respects;

                    (viii) The Company is a "finance subsidiary" within the meaning of Rule 3a-5 of the 1940 Act, and the Guarantees satisfy the conditions of clauses (a)(1) and (3) of Rule 3a-5. Assuming that the Company continues to qualify as a "finance subsidiary" within the meaning of Rule 3a-5, satisfies the conditions of clauses (a)(5) and (6) of Rule 3a-5 and satisfies the conditions of Rule 3a-5 in respect of any securities other than the Notes issued by the Company, upon giving effect to the transactions contemplated by this Agreement, the Prospectus and the application of the proceeds from the sale of the Notes contemplated in the Prospectus, the Company will not be an "investment company" within the meaning of the 1940 Act. The Guarantor is not an "investment company" within the meaning of the 1940 Act; and

                    (ix) No approval, authorization, consent or other order of any public board or body is legally required under federal or New York law for the authorization of the offering, issuance and sale of the Notes, except (a) such as may be required under the 1933 Act or the 1933 Act Regulations or the securities or "blue sky" laws of any jurisdiction and (b) the qualification of the Indenture under the 1939 Act and 1939 Act Regulations.

                    In rendering their opinion, Thelen Reid & Priest LLP
               may rely as to matters governed by Pennsylvania law upon the opinion of Michael A. McGrail, Esq., or such other counsel referred to in Section 7(c) of this Agreement.

                    (x) The statements in the Prospectus, under the caption "Certain United States Federal Income Tax
               Considerations" constitute an accurate description, in general terms, of certain tax considerations that may be relevant to a holder of a Note.

                    (e) On the date hereof, the Agents shall have received from Sullivan & Cromwell, counsel for the Agents, such opinion or opinions, dated as of the date hereof, with respect to the validity of the Notes and the Guarantees, this Agreement, the Registration Statement, the Prospectus and other related matters as the Agents may require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion or opinions, Sullivan & Cromwell may assume the due incorporation and valid existence of the Company and the Guarantor and may rely as to matters governed by Pennsylvania law upon the opinion of Michael A. McGrail, Esq. or such other counsel for the Company and the Guarantor referred to in Section 7(c) of this Agreement.

                    (f) On the date hereof, the Agents shall have received certificates, dated the date hereof, of the President or a Vice President and a financial or accounting officer of the Guarantor and of a Vice President or Treasurer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Company or the Guarantor, as the case may be, in this Agreement are true and correct (except for immaterial details) as of the date of such certificate, (ii) the Company or Guarantor, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending by the Commission, and (iv) subsequent to the date of the latest financial statements in the Prospectus, there has been no Material Adverse Effect, whether or not arising in the ordinary course of business, except as set forth or contemplated in the Prospectus or as described in such certificate.

                    In case any such condition shall not have been satisfied, this Agreement may be terminated by the applicable Agent or Agents upon notice in writing or by telegram to the Company and the Guarantor without liability or obligation of any party, except as provided in Sections 5(c), 6, 9, 11, 12 and 14 hereof.

          8.   Additional Covenants of the Company and the Guarantor.
               -----------------------------------------------------

                    The Company and the Guarantor further covenant and agree with each Agent as follows:

                    (a)  Reaffirmation of Representations and Warranties.
                         -----------------------------------------------
          Each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as Agent), shall be deemed to be an affirmation that the representations and warranties of the Company and the Guarantor herein contained and contained in any certificate delivered therewith to the Agents pursuant to this Agreement are true and correct at the time of such acceptance or sale, as the case may be (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

                    (b)  Subsequent Delivery of Certificates.  Each time
                         -----------------------------------
          that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes) or (ii) (if required by the Terms Agreement relating to such Notes) the Company sells Notes to one or more Agents as principal, each of the Company and the Guarantor shall furnish or cause to be furnished to the Agent(s), forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 7(f) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 7(f) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificates shall also include a certification that there has been no Material Adverse Effect since the date of the agreement by such Agent(s) to purchase Notes from the Company as principal).

                    (c)  Subsequent Delivery of Legal Opinions.  Each time
                         -------------------------------------
          that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than (A) by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes or (B) unless an Agent shall otherwise reasonably request, by filing of any Current Report on Form 8-K) or (ii) (if required by the Terms Agreement relating to such Notes) the Company sells Notes to one or more Agents as principal, the Company shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinions of Michael A. McGrail, Esq., Senior Counsel to the Guarantor (or such other counsel as may be acceptable to the Agent(s)) and Thelen Reid & Priest LLP, special counsel to the Company and the Guarantor, each dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinions referred to in Section 7(c) and
          (d) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions; or, in lieu of such opinions, counsel last furnishing such opinions to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

                    (d)  Subsequent Delivery of Comfort Letters.  Each time
                         --------------------------------------
          that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes) or (ii) (if required by the Terms Agreement relating to such Notes) the Company sells Notes to one or more Agents as principal, the Company shall cause PricewaterhouseCoopers LLP forthwith to furnish to the Agent(s) a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor as the letter referred to in Section 7(a) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, PricewaterhouseCoopers LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agents, such letter should cover such other information.

                    (e) The Company shall not sell Notes which are not substantially in a form previously certified without prior notification to each Agent or Sullivan & Cromwell as counsel to the Agents.

          9.   Indemnification and Contribution.
               --------------------------------

                    (a) The Company and the Guarantor agree that they will jointly and severally indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of
          Section 15 of the 1933 Act, against any and all loss, expense, claim, damage or liability to which, jointly or severally, such Agent or such controlling person may become subject, under the 1933 Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; and, except as hereinafter in this Section provided, the Company and the Guarantor agree to reimburse each Agent and each person who controls any Agent as aforesaid for any reasonable legal or other expenses as incurred by such Agent or such controlling person in connection with investigating or defending any such loss, expense, claim, damage or liability; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, expense, claim, damage or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon, and in conformity with, written information furnished to the Guarantor or the Company by or through any such Agent expressly for use in any such document or arises out of, or is based on, statements in or omissions from that part of the Registration Statement which shall constitute the T-1; and provided further, that with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any prospectus or supplement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Agent from whom the person asserting any such loss, expense, claim, damage or liability purchased the Notes concerned (or to the benefit of any person controlling such Agent), if a copy of the Prospectus (not including documents incorporated by reference therein) or of the Prospectus as then amended or supplemented (not including documents incorporated by reference therein) was not sent or given to such person at or prior to the written confirmation of the sale of such Notes to such person.

                    (b) Each Agent severally agrees that it will indemnify and hold harmless the Company and the Guarantor, their officers and directors, and each of them, and each person, if any, who controls the Company and the Guarantor within the meaning of
          Section 15 of the 1933 Act, against any loss, expense, claim, damage or liability to which it or they may become subject, under the 1933 Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based on any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such documents in reliance upon, and in conformity with, written information furnished to the Guarantor or the Company by or through any Agent expressly for use in any such document; and, except as hereinafter in this Section provided, each Agent agrees to reimburse the Company and the Guarantor, their officers and directors, and each of them, and each person, if any, who controls the Company and the Guarantor within the meaning of Section 15 of the 1933 Act, for any reasonable legal or other expenses incurred by it or them in connection with investigating or defending any such loss, expense, claim, damage or liability.

                    (c) Upon receipt of notice of the commencement of any action against an indemnified party, the indemnified party shall, with reasonable promptness, if a claim in respect thereof is to be made against an indemnifying party under its agreement contained in this Section 9, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under its agreement contained in this Section 9. In the case of any such notice to an indemnifying party, it shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense, of any such action, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party and to any other indemnifying party, defendant in the suit. In the event that any indemnifying party elects to assume the defense of any such action and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it. No indemnifying party shall be liable in the event of any settlement of any such action effected without its consent except as provided in Section 9(e) hereof. Each indemnified party agrees promptly to notify each indemnifying party of the commencement of any litigation or proceedings against it in connection with the issue and sale of the Notes.

                    (d) If any Agent or person entitled to indemnification by the terms of subsection (a) of this Section 9 shall have given notice to the Company and the Guarantor of a claim in respect thereof pursuant to Section 9(c) hereunder, and if such claim for indemnification is thereafter held by a court to be unavailable for any reason other than by reason of the terms of this
          Section 9 or if such claim is unavailable under controlling precedent, such Agent or person shall be entitled to contribution from the Company and the Guarantor to liabilities and expenses, except to the extent that contribution is not permitted under
          Section 11(f) of the 1933 Act. In determining the amount of contribution to which such Agent or person is entitled, there shall be considered the relative benefits received by such Agent or person and the Company and the Guarantor from the offering of the Notes that were the subject of the claim for indemnification (taking into account the portion of the proceeds of the offering realized by each), the Agent or person's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Guarantor and the Agents agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Agents were treated as one entity for such purpose).

                    (e) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party and all liability arising out of such litigation, investigation, proceeding or claim, and (ii) does not include a statement as to or an admission of fault, culpability or the failure to act by or on behalf of any indemnified party.

                    (f) The indemnity and contribution provided for in this Section 9 and the representations and warranties of the Company, the Guarantor and the several Agents set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Agent or any person controlling any Agent, the Company, its directors or officers, the Guarantor or any person controlling the Guarantor, (ii) acceptance of any Notes and payment therefor under this Agreement, and (iii) any termination of this Agreement.

          10.  Default of Agents.
               -----------------

                    If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the non-defaulting Agents may make arrangements satisfactory to the Company for one of them or one or more other Agents or any other agents to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth in this Agreement. If, however, no such arrangements shall have been made within 24 hours thereafter, then the non-defaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions which their respective initial underwriting obligations bear to the underwriting obligations of all non-defaulting Agents. In the event of any such default, either the non-defaulting Agents or the Company may by prompt written notice to such other parties postpone the Settlement Date for a period of not more than seven full business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or Prospectus or in any other documents or arrangements, and the Company will promptly file any amendments to the Registration Statement or Supplements to the Prospectus which may thereby be made necessary. As used in this Agreement, the term "Agent" includes any person substituted for an Agent under this Section 10.

                    Nothing in this Section 10 shall relieve an Agent from liability for its default.

          11.  Survival of Certain Representations and Obligations.
               ---------------------------------------------------

                    The respective indemnities, agreements, representations and warranties of the Company and the Guarantor and of or on behalf of the Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Agent or the Company and the Guarantor or any of their respective officers, directors, or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Agents is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Sections 5(c) and 6, and the respective obligations of the Company, the Guarantor and the Agents pursuant to Sections 9, 11, 12 and 14 hereof shall remain in effect.

          12.  Termination.
               -----------

                    (a) This Agreement (excluding any agreement by one or more Agents to purchase Notes as principal) may be terminated, for any reason at any time, by either the Company or an Agent, as to itself, upon the giving of 30 days' prior written notice of such termination to the other party hereto.

                    (b) The applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes as principal, immediately upon notice to the Company and the Guarantor, at any time prior to the Settlement Date relating thereto, if
          (i) there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, as amended or supplemented to such date, any change or any development involving a prospective change in or affecting particularly the business or properties of the Guarantor, which, in the judgment of any such Agent, materially impairs the investment quality of such Notes; (ii) there has been any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum or maximum prices for trading on such exchange, or any suspension or limitation of trading of any securities of the Company or the Guarantor on any exchange or in the over-the-counter market;
          (iii) a general banking moratorium has been declared by Federal or New York authorities; (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of such Agent, in each case the effect of which makes it impractical and inadvisable to proceed with completion of the sale of and payment for the Notes and such Agent makes a similar determination with respect to all other underwritings of medium-term notes of utilities or utility holding companies in which it is participating and has the contractual right to make such a determination; or (v) there has been any decrease in the ratings of the Program or any debt securities of the Company or the Guarantor (including the Notes) that existed as of the date of such agreement by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act) or if such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities.

                    (c) In the event of any such termination, no party will have any liability to the other parties hereto, except that
          (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof,
          (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it as principal pursuant to a Terms Agreement or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 5 and 8 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 5(h) hereof, the provisions of Section 6 hereof, the indemnity and contribution agreements set forth in Section 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

          13.  Notices.
               -------

                    The Company and the Guarantor shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of each of the Agents if the same shall have been made or given by the Agents. All statements, requests, notices, consents and agreements hereunder shall be in writing, or by telegraph subsequently confirmed in writing, to the following addresses:

                    If to the Company or the Guarantor:
                    PP&L Resources, Inc.
                    Two North Ninth Street
                    Allentown, Pennsylvania 18101
                    Attention:  Treasurer
                    Facsimile:  (610) 774-5106


                    [Agent Name]
                    [Agent Address]


                    [Agent Name]
                    [Agent Address]


                    [Agent Name]
                    [Agent Address]


          14.  Parties in Interest.
               -------------------

                    This Agreement shall each inure solely to the benefit of the Company, the Guarantor and the Agents and, to the extent provided in Section 9 hereof, to any person who controls any Agent, to the officers and directors of the Company and the Guarantor, and to any person who controls the Company or the Guarantor, and their respective successors. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successor" shall not include any assignee of an Agent (other than a person substituted for an Agent under Section 10 hereof or one who shall acquire all or substantially all of an Agent's business and properties), nor shall it include any purchaser of Notes from any Agent merely because of such purchase.

          15.  Applicable Law.
               --------------

                    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          16.  Counterparts.
               ------------

                    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                    Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose, whereupon this Distribution Agreement shall constitute a binding agreement between the Company and the Guarantor and the several Agents in accordance with its terms.

                                   Yours very truly,

                                   PP&L RESOURCES, INC.



                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:



                                   PP&L CAPITAL FUNDING, INC.



                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

               The foregoing Distribution Agreement is hereby confirmed and accepted as of the date first above written.



               [Agent Name]


               By:
                  ------------------------


               [Agent Name]


               By:
                  ------------------------


               [Agent Name]


               By:
                  ------------------------

                                      SCHEDULE A


                                    PRICING TERMS


          Principal Amount:  $
                              --------------

          Interest Rate or Formula:
               If Fixed Rate Note,
                 Interest Rate:
                 Interest Payment Dates:
               If Floating Rate Note,
                 Interest Rate Basis(es):
                         If LIBOR,
                              LIBOR Reuters Page:
                           --
                              LIBOR Telerate Page:
                           --
                           Designated LIBOR Currency:
                         If CMT Rate,
                           Designated CMT Telerate Page:
                              If Telerate Page 7052:
                                    Weekly Average
                                 --
                                    Monthly Average
                                 --
                           Designated CMT Maturity Index:
                 Index Maturity:
                 Spread and/or Spread Multiplier, if any:
                 Initial Interest Rate, if any:
                 Initial Interest Reset Date:
                 Interest Reset Dates:
                 Interest Payment Dates:
                 Maximum Interest Rate, if any:
                 Minimum Interest Rate, if any:
                 Fixed Rate Commencement Date, if any:
                 Fixed Interest Rate, if any:
                 Day Count Convention:
                 Calculation Agent:

          Redemption Provisions:
               Initial Redemption Date:
               Initial Redemption Percentage:
               Annual Redemption Percentage Reduction, if any:

          Repayment Provisions:
               Optional Repayment Date(s)

          Original Issue Date:
          Stated Maturity Date
          Exchange Rate Agent:
          Authorized Denomination:
          Purchase Price:    %, plus accrued interest, if any, from
                          ---
                          ---------

          Price to Public:    %, plus accrued interest, if any, from
                           ---
                          ---------
          Issue Price:
          Settlement Date and Time:
          Additional/Other Terms:

          Also, in connection with the purchase of Notes from the Company by one or more Agents as principal, agreement as to whether the following will be required:

               Officers' Certificate pursuant to Section 7(f) of the Distribution Agreement
               Legal Opinions pursuant to Section 7(c)and(d) of the Distribution Agreement
               Comfort Letter pursuant to Section 7(a) of the Distribution Agreement

                                      SCHEDULE B



               As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Notes multiplied by the appropriate percentage set forth below:



                                                          PERCENT OF
                MATURITY RANGES                           PRINCIPAL AMOUNT
                ---------------                           ----------------

                From 9 months to less than 1 year

                From 1 year to less than 18 months

                From 18 months to less than 2 years

                From 2 years to less than 3 years

                From 3 years to less than 4 years

                From 4 years to less than 5 years

                From 5 years to less than 6 years

                From 6 years to less than 7 years

                From 7 years to less than 10 years

                From 10 years to less than 15 years

                From 15 years to less than 20 years

                From 20 years to 30 years

                From 30 years to 40 Years

          ---------------------

          * As agreed to by the Company and the applicable Agent at the time of sale.

                                      SCHEDULE C
                                      ----------


                              PP&L CAPITAL FUNDING, INC.

                              ADMINISTRATIVE PROCEDURES

             FOR FIXED RATE AND FLOATING RATE MEDIUM-TERM NOTES, SERIES B
                           (Dated as of            , 1999)
                                        -----------

                    Medium-Term Notes, Series A (the "Notes") in an aggregate principal amount of up to $[400,000,000] are to be offered on a continuous basis by PP&L Capital Funding, Inc., a Delaware corporation (the "Company"), to or through

          -----------------------------------------------------------------

          -----------------------------------------------------------------
                                            (each, an "Agent" and,
          ---------------------------------
          collectively, the "Agents") pursuant to a Distribution Agreement,
          dated            , 1999 (the "Distribution Agreement"), by and
                -----------
          among the Company, PP&L Resources, Inc. (the "Guarantor") and the Agents. Each of the Notes is to be unconditionally guaranteed as to payment of principal, premium, if any, and interest by the Guarantor pursuant to guarantees of the Guarantor (the "Guarantees"). The Distribution Agreement provides both for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors through one or more Agents (as may from time to time be agreed to by the Company and the related Agent or Agents), in which case each such Agent will act as an agent of the Company in soliciting purchases of Notes.

                    Unless otherwise agreed by the related Agent or Agents and the Company, Notes will be purchased by the related Agent or Agents as principal. Such purchases will be made in accordance with the applicable Terms Agreement as provided in the Distribution Agreement. If agreed upon by any Agent or Agents and the Company, the Agent or Agents, acting solely as agent or agents for the Company and not as principal, will use reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent or Agents shall apply to the offer and sale of the relevant Notes.

                    The Notes will be issued under an Indenture, dated as of November 1, 1997, as amended, supplemented or modified from time to time (the "Indenture"), between the Company, the Guarantor and The Chase Manhattan Bank ("Chase"), as trustee (together with any successor in such capacity, the "Trustee"). The Company and the Guarantor have filed a joint Registration Statement with the Securities and Exchange Commission (the "Commission") registering debt securities, including the Notes and the Guarantees (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes and the Guarantees). The most recent base prospectus deemed part of the Registration Statement, as supplemented by a Prospectus supplement relating to the Notes, is herein referred to as "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

                    The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes without coupons (each, a "Global Note") delivered to Chase, as agent for The Depository Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser.

                    General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof, as adjusted from time to time in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. To the extent any procedure set forth below conflicts with the provisions of the Notes, the Indenture or the Distribution Agreement, the relevant provisions of the Notes, the Indenture and the Distribution Agreement, respectively, shall control. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Notes, the Indenture or the Distribution Agreement as the case may be.

                            PART I: PROCEDURES OF GENERAL
                                    APPLICABILITY


          Date of Issuance/
            Authentication:        Each Note will be dated as of the date
                                   of its authentication by the Trustee.
                                   Each Note shall also bear an original
                                   issue date (each, an "Original Issue
                                   Date").  The Original Issue Date shall
                                   remain the same for all Notes
                                   subsequently issued upon transfer,
                                   exchange or substitution of an original
                                   Note regardless of their dates of
                                   authentication.

          Price to Public:         Unless otherwise agreed to by the
                                   Company and the Agents and specified in
                                   a Pricing Supplement, each Note will be
                                   issued at 100% of the principal amount
                                   thereof.

          Maturities:              Each Note will mature on a date from
                                   nine months to 40 years from its
                                   Original Issue Date (the "Stated
                                   Maturity Date") selected by the investor or other purchaser and agreed to by the Company.

          Guarantees:              Each of the Notes is to be
                                   unconditionally guaranteed as to payment of principal, premium, if any, and interest pursuant to the Guarantees of the Guarantor as set forth in the Indenture.

          Registration:            Unless otherwise provided in the
                                   applicable Pricing Supplement, Notes
                                   will be issued only in fully registered
                                   form.

          Denominations:           Unless otherwise provided in the
                                   applicable Pricing Supplement, the Notes will be issued in denominations of $1,000 and integral multiples thereof.

          Interest Rate Bases
            applicable to
            Floating Rate
            Notes: Unless otherwise provided in the applicable Pricing Supplement, Floating Rate Notes will bear interest at a rate or rates determined by reference to the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate, or such other interest rate basis or formula as may be set forth in applicable Pricing Supplement, or by reference to two or more such rates, as adjusted by the Spread and/or Spread Multiplier, if any, applicable to such Floating Rate Notes.

          Redemption/
            Repayment:             The Notes will be subject to redemption
                                   by the Company in accordance with the
                                   terms of the Notes, which will be fixed
                                   at the time of sale and set forth in the applicable Pricing Supplement. If no
                                   Initial Redemption Date is indicated
                                   with respect to a Note, such Note will
                                   not be redeemable prior to its Stated
                                   Maturity Date.

                                   The Notes will be subject to repayment
                                   at the option of the Holders thereof in
                                   accordance with the terms of the Notes,
                                   which will be fixed at the time of sale
                                   and set forth in the applicable Pricing
                                   Supplement.  If no Optional Repayment
                                   Date is indicated with respect to a
                                   Note, such Note will not be repayable at the option of the Holder prior to its Stated Maturity Date.

          Calculation of
            Interest:              In case of Fixed Rate Notes, interest
                                   (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

                                   The interest rate on each Floating Rate
                                   Note will be calculated by reference to
                                   the specified Interest Rate Basis or
                                   Bases plus or minus the applicable
                                   Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any.

                                   Unless and until otherwise authorized by the Guarantor and the Company and provided in the applicable Pricing Supplement, the interest rate on any Fixed Rate Note will not exceed 9 1/2% per annum.

                                   Unless otherwise provided in the
                                   applicable Pricing Supplement, interest
                                   on each Floating Rate Note will be
                                   calculated by multiplying its principal
                                   amount by an accrued interest factor.
                                   Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise provided in the applicable Pricing Supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the Commercial Paper Rate, Federal Funds Rate, LIBOR or Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year if the CMT Rate or Treasury Rate is an applicable Interest Rate Basis. The interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated as provided in the applicable Pricing Supplement.

          Interest:                General.  Each Note will bear interest
                                   -------
                                   in accordance with its terms.  Unless
                                   otherwise provided in the applicable
                                   Pricing Supplement, interest on each
                                   Note will accrue from and including the
                                   Original Issue Date of such Note for the first interest period or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for all subsequent interest periods to but excluding the next applicable Interest Payment Date or the Stated Maturity Date or date of earlier redemption or repayment, as the case may be (the Stated Maturity Date or date of earlier redemption or repayment is referred to herein as the "Maturity
                                   Date" with respect to the principal
                                   repayable on such date).

                                   If an Interest Payment Date or the
                                   Maturity Date with respect to any Fixed
                                   Rate Note falls on a day that is not a
                                   Business Day (as defined below), the
                                   required payment to be made on such day
                                   need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after such day to the next succeeding Business Day. If an Interest Payment Date other than the Maturity Date with respect to any Floating Rate Note would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Note for which LIBOR is an applicable Interest Rate Basis, if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date with respect to any Floating Rate Note falls on a day that is not a Business Day, the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after the Maturity Date to the next succeeding Business Day. Unless otherwise provided in the applicable Pricing Supplement, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies are generally authorized or required by law, regulation or executive order to close in The City of New York; provided that, with respect to Notes for which LIBOR is an applicable Interest Rate Basis, such day is also a London Business Day (as defined below).
                                   "London Business Day" means any day on
                                   which dealings in deposits in United
                                   States Dollars are transacted in the
                                   London interbank market.

                                   Regular Record Dates.  Unless otherwise
                                   --------------------
                                   provided in the applicable Pricing
                                   Supplement, the "Regular Record Date"
                                   for a Fixed Rate Note shall be the
                                   January 31 or July 31 immediately
                                   preceding the applicable Interest
                                   Payment Date and the "Regular Record
                                   Date" for a Floating Rate Note shall be
                                   the date 15 calendar days (whether or
                                   not a Business Day) preceding the
                                   applicable Interest Payment Date.

                                   Interest Payment Dates.  Interest
                                   ----------------------
                                   payments will be made on each Interest
                                   Payment Date commencing with the first
                                   Interest Payment Date following the
                                   Original Issue Date; provided, however,
                                   the first payment of interest on any
                                   Note originally issued between a Regular
                                   Record Date and an Interest Payment Date will occur on the Interest Payment Date following the next succeeding Regular Record Date.

                                   Unless otherwise provided in the
                                   applicable Pricing Supplement, interest
                                   payments on Fixed Rate Notes will be
                                   made semiannually in arrears on February
                                   15 and August 15 of each year and on the Maturity Date, while interest payments on Floating Rate Notes will be made as specified in the Prospectus and the applicable Pricing Supplement.

          Acceptance and
            Rejection of
            Offers from
            Solicitation
            as Agents:             If agreed upon by any Agent and the
                                   Company, then such Agent acting solely
                                   as agent for the Company and not as
                                   principal will solicit purchases of the
                                   Notes.  Each Agent will communicate to
                                   the Company, orally or in writing, each
                                   reasonable offer to purchase Notes
                                   solicited by such Agent on an agency
                                   basis, other than those offers rejected
                                   by such Agent.  Each Agent has the
                                   right, in its discretion reasonably
                                   exercised, to reject any proposed
                                   purchase of Notes, as a whole or in
                                   part, and any such rejection shall not
                                   be a breach of such Agent's agreement
                                   contained in the Distribution Agreement.
                                   The Company has the sole right to accept or reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not be a breach of the Company's agreement contained in the
                                   Distribution Agreement.  Each Agent has
                                   agreed to make reasonable efforts to
                                   assist the Company in obtaining
                                   performance by each purchaser whose
                                   offer to purchase Notes has been
                                   solicited by such Agent and accepted by
                                   the Company.

          Preparation of
            Pricing
            Supplement:            If any offer to purchase a Note is
                                   accepted by the Company, the Company and the Guarantor will promptly prepare a Pricing Supplement reflecting the terms of such Note. Information to be included in the Pricing Supplement shall include:

                                   1.   the name of the Company and the
                                        name of the Guarantor;

                                   2.   the title of the Notes;

                                   3.   the date of the Pricing Supplement
                                        and the date of the Prospectus to
                                        which the Pricing Supplement
                                        relates;

                                   4.   the name of the Offering Agent (as
                                        defined below);

                                   5.   whether such Notes are being sold
                                        to the Offering Agent as principal
                                        or to an investor or other
                                        purchaser through the Offering
                                        Agent acting as agent for the
                                        Company;

                                   6.   with respect to Notes sold to the
                                        Offering Agent as principal,
                                        whether such Notes will be resold
                                        by the Offering Agent to investors
                                        and other purchasers at (i) a fixed
                                        public offering price of 100% of
                                        their principal amount or at (ii)
                                        varying prices related to
                                        prevailing market prices at the
                                        time of resale to be determined by
                                        the Offering Agent;

                                   7.   the Offering Agent's discount or
                                        commission;

                                   8.   Net proceeds to the Company;

                                   9.   the Principal Amount, Original
                                        Issue Date, Stated Maturity Date,
                                        Interest Payment Date(s), Initial
                                        Redemption Date, if any, Initial
                                        Redemption Percentage, if any,
                                        Annual Redemption Percentage
                                        Reduction, if any, Optional
                                        Repayment Date(s), if any, and, in
                                        the case of Fixed Rate Notes, the
                                        Interest Rate, and, in the case of
                                        Floating Rate Notes, the Interest
                                        Rate Basis or Bases, the Day Count
                                        Convention, Index Maturity (if
                                        applicable), Initial Interest Rate,
                                        if any, Maximum Interest Rate, if
                                        any, Minimum Interest Rate, if any,
                                        Initial Interest Reset Date,
                                        Interest Reset Dates, Spread and/or
                                        Spread Multiplier, if any, and
                                        Calculation Agent; and

                                   10.  any other additional provisions of
                                        the Notes material to investors or
                                        other purchasers of the Notes not
                                        otherwise specified in the
                                        Prospectus.

                                   The Company shall endeavor to send such
                                   Pricing Supplement by telecopy or
                                   overnight express (for delivery by the
                                   close of business on the applicable
                                   trade date, but in no event later than
                                   11:00 A.M. New York City time, on the
                                   Business Day following the applicable
                                   trade date) to the Agent which made or
                                   presented the offer to purchase the
                                   applicable Note (in such capacity, the
                                   "Offering Agent") and the Trustee at the following applicable address: if to

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                                                   ; and if to the Trustee
                                   ----------------
                                   (or Chase), to: 450 W. 33rd Street, New
                                   York, New York 10001, Attention:
                                   Corporate Trustee Administration, (212)
                                   946-3487, telecopier: (212) 946-8159.
                                   For record keeping purposes, one copy of such Pricing Supplement shall also be mailed or telecopied to

                                   ---------------------------------------

                                   ---------------------------------------

                                   ---------------------------------------

                                   ---------------------------------------
                                                                          ,
                                   --------------------------------------

                                   with a copy, to each of Thelen Reid &
                                   Priest, LLP, 40 West 57th Street, New
                                   York, New York 10019-4097, Attention:
                                   Catherine C. Hood, and Sullivan &
                                   Cromwell, 125 Broad Street, New York,
                                   New York 10004, Attention:  Robert B.
                                   Hiden, Jr., Esq.

                                   In each instance that a Pricing
                                   Supplement is prepared, the Offering
                                   Agent will provide a copy of such
                                   Pricing Supplement to each investor or
                                   purchaser of the relevant Notes or its
                                   agent.  Pursuant to Rule 434 of the
                                   Securities Act of 1933, as amended
                                   ("Rule 434"), the Pricing Supplement may be delivered separately from the Prospectus. Outdated Pricing
                                   Supplements (other than those retained
                                   for files) will be destroyed.

          Settlement:              The receipt of immediately available
                                   funds by the Company in payment for a
                                   Note and the authentication and delivery of such Note shall, with respect to such Note, constitute "settlement". Offers accepted by the Company will be settled in three Business Days, or at such time as the purchaser, the applicable Agent and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedure Timetable" with respect to Global Notes and Certificated
                                   Notes, respectively (each such date
                                   fixed for settlement is hereinafter
                                   referred to as a "Settlement Date"). If procedures A and B of the applicable
                                   Settlement Procedures with respect to a
                                   particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures
                                   Timetable", such offer shall not be
                                   settled until the Business Day following the completion of settlement procedures
                                   A and B or such later date as the
                                   purchaser and the Company shall agree.

                                   The foregoing settlement procedures may
                                   be modified with respect to any purchase of Notes by an Agent as principal if so agreed by the Company and such Agent.

          Procedure for
            Changing Rates
            or Other
            Variable Terms:        When a decision has been reached to
                                   change the interest rate or any other
                                   variable term on any Notes being sold by
                                   the Company, the Company will promptly
                                   advise the Agents and the Trustee by
                                   facsimile transmission and the Agents
                                   will forthwith suspend solicitation of
                                   offers to purchase such Notes.  The
                                   Agents will telephone the Company with
                                   recommendations as to the changed
                                   interest rates or other variable terms.
                                   At such time as the Company notifies the
                                   Agents and the Trustee of the new
                                   interest rates or other variable terms,
                                   the Agents may resume solicitation of
                                   offers to purchase such Notes.  Until
                                   such time, only "indications of
                                   interest" may be recorded.  Immediately
                                   after acceptance by the Company of an
                                   offer to purchase Notes at a new
                                   interest rate or new variable term, the
                                   Company, the Offering Agent and the
                                   Trustee shall follow the procedures set
                                   forth under the applicable "Settlement
                                   Procedures".
          Suspension of
            Solicitation;
            Amendment or
            Supplement:            The Company may instruct the Agents to
                                   suspend solicitation of offers to
                                   purchase Notes at any time.  Upon
                                   receipt of such instructions, the Agents
                                   will forthwith suspend solicitation of
                                   offers to purchase from the Company
                                   until such time as the Company has
                                   advised the Agents that solicitation of
                                   offers to purchase may be resumed.  If
                                   the Company or the Guarantor decides to
                                   amend or supplement the Registration
                                   Statement or the Prospectus (other than
                                   to establish or change interest rates or
                                   formulas, maturities, prices or other
                                   similar variable terms with respect to
                                   the Notes), it will promptly advise the
                                   Agents and will furnish the Agents and
                                   their counsel with copies of the
                                   proposed amendment or supplement.
                                   Copies of such amendment or supplement
                                   will be delivered or mailed to the
                                   Agents, their counsel and the Trustee in
                                   quantities which such parties may
                                   reasonably request at the following
                                   respective addresses:
                                                          ----------------

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                                   ---------------------------------------

                                   ---------------------------------------

                                   ---------------------------------------

                                   --------------------------------------;
                                   and if to the Trustee (or Chase), to:
                                   450 W. 33rd Street, New York, New York
                                   10001, Attention: Corporate Trustee
                                   Administration, (212) 946-3487,
                                   telecopier: (212) 946-8159. For record keeping purposes, one copy of each such amendment or supplement shall also be mailed or telecopied to each of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019-4097,
                                   Attention:  Catherine C. Hood, and
                                   Sullivan & Cromwell, 125 Broad Street,
                                   New York, New York 10004, Attention:
                                   Robert B. Hiden, Jr., Esq., (212)
                                   558-3812, telecopier:  (212) 558-3588.

                                   In the event that at the time the
                                   solicitation of offers to purchase from
                                   the Company is suspended (other than to
                                   establish or change interest rates or
                                   formulas, maturities, prices or other
                                   similar variable terms with respect to
                                   the Notes) there shall be any offers to
                                   purchase Notes that have been accepted
                                   by the Company which have not been
                                   settled, the Company will promptly
                                   advise the Offering Agent and the
                                   Trustee whether such offers may be
                                   settled and whether copies of the
                                   Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

          Delivery of
            Prospectus and
            applicable
            Pricing
            Supplement:            A copy of the most recent Prospectus and
                                   the applicable Pricing Supplement, which pursuant to Rule 434 may be delivered separately from the Prospectus, must accompany or precede the earlier of
                                   (a) the written confirmation of a sale
                                   sent to an investor or other purchaser
                                   or its agent and (b) the delivery of
                                   Notes to an investor or other purchaser
                                   or its agent.

          Authenticity of
            Signatures:            The Agents will have no obligation or
                                   liability to the Company, the Guarantor
                                   or the Trustee in respect of the
                                   authenticity of the signature of any
                                   officer, employee or agent of the
                                   Company, the Guarantor or the Trustee on any Note or Guarantee.

          Documents
            Incorporated by
            Reference:             The Company shall supply the Agents with
                                   an adequate supply of all documents
                                   incorporated by reference in the
                                   Registration Statement and the
                                   Prospectus.

                        PART II:  PROCEDURES FOR NOTES ISSUED
                                  IN BOOK-ENTRY FORM

                    In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, Chase will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company, the Guarantor and the Trustee
          to DTC, dated              , 1998, and a Certificate Agreement,
                        -------------
          dated December 2, 1988, between Chase and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

          Issuance:                All Fixed Rate Notes issued in book-
                                   entry form having the same Original
                                   Issue Date, Interest Rate, Interest
                                   Payment Dates, redemption and/or
                                   repayment terms, if any, and Stated
                                   Maturity Date (collectively, the "Fixed
                                   Rate Terms") will be represented
                                   initially by a single Global Note; and
                                   all Floating Rate Notes issued in
                                   book-entry form having the same Original
                                   Issue Date, formula for the calculation
                                   of interest (including the Interest Rate
                                   Basis or Bases, which may be the CMT
                                   Rate, the Commercial Paper Rate, the
                                   Federal Funds Rate, LIBOR, the Prime
                                   Rate or the Treasury Rate or any other
                                   interest rate basis or formula, and
                                   Spread and/or Spread Multiplier, if
                                   any), Day Count Convention, Initial
                                   Interest Rate, Index Maturity (if
                                   applicable), Minimum Interest Rate, if
                                   any, Maximum Interest Rate, if any,
                                   redemption and/or repayment terms, if
                                   any, Interest Payment Dates, Initial
                                   Interest Reset Date, Interest Reset
                                   Dates and Stated Maturity
                                   Date(collectively, the "Floating Rate
                                   Terms") will be represented initially by a single Global Note.

                                   For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

                                   Owners of beneficial interests in Global
                                   Notes will be entitled to physical
                                   delivery of Certificated Notes equal in
                                   principal amount to their respective
                                   beneficial interests only upon certain
                                   limited circumstances described in the
                                   Prospectus.

          Identification:          The Company has arranged with the CUSIP
                                   Service Bureau of Standard & Poor's
                                   Corporation (the "CUSIP Service Bureau") for the reservation of one series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers which have been reserved for and relating to Global Notes, and the Company has delivered to each of Chase and DTC such list of such CUSIP numbers. Chase will assign CUSIP numbers to Global Notes as described below under Settlement
                                   Procedures B.  DTC will notify the CUSIP
                                   Service Bureau periodically of the CUSIP numbers that Chase has assigned to Global Notes. Chase will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes, and, if it deems necessary, the Company will reserve and obtain additional CUSIP numbers for assignment to Global Notes.
                                   Upon obtaining such additional CUSIP
                                   numbers, the Company will deliver a list of such additional numbers to Chase and DTC. Notes issued in book-entry form in excess of $200,000,000 aggregate principal amount and otherwise required to be represented by the same Global
                                   Note will instead be represented by two
                                   or more Global Notes which shall all be
                                   assigned the same CUSIP number.

          Registration:            Unless otherwise specified by DTC, each
                                   Global Note will be registered in the
                                   name of Cede & Co., as nominee for DTC,
                                   on the register maintained by Chase
                                   under the Indenture.  The beneficial
                                   owner of a Note issued in book-entry
                                   form (i.e., an owner of a beneficial
                                         - -
                                   interest in a Global Note) (or one or
                                   more indirect participants in DTC
                                   designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such
                                   Participants, a credit balance with
                                   respect to such Note issued in
                                   book-entry form in the account of such
                                   Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

          Transfers:               Transfers of beneficial ownership
                                   interests in a Global Note will be
                                   accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

          Exchanges:               Chase may deliver to DTC and the CUSIP
                                   Service Bureau at any time a written
                                   notice specifying (a) the CUSIP numbers
                                   of two or more Global Notes outstanding
                                   on such date that represent Global Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Global Notes shall be exchanged for a single replacement
                                   Global Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global
                                   Note.  Upon receipt of such a notice,
                                   DTC will send to its Participants
                                   (including Chase) a written
                                   reorganization notice to the effect that such exchange will occur on such date.
                                   Prior to the specified exchange date,
                                   Chase will deliver to the CUSIP Service
                                   Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global
                                   Notes to be exchanged will no longer be
                                   valid.  On the specified exchange date,
                                   Chase will exchange such Global Notes
                                   for a single Global Note bearing the new
                                   CUSIP number and the CUSIP numbers of
                                   the exchanged Notes will, in accordance
                                   with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.
                                   Notwithstanding the foregoing, if the
                                   Global Notes to be exchanged exceed
                                   $200,000,000 in aggregate principal
                                   amount, one replacement Note will be
                                   authenticated and issued to represent
                                   each $200,000,000 in aggregate principal amount of the exchanged Global Notes and an additional Global Note or Notes will be authenticated and issued to represent any remaining principal amount of such Global Notes (See "Denominations" below).

          Denominations:           Unless otherwise provided in the
                                   applicable Pricing Supplement, Notes
                                   issued in book-entry form will be issued in denominations of $1,000 and integral multiples thereof. Global Notes will not be denominated in excess of $200,000,000 aggregate principal amount.
                                   If one or more Notes are issued in
                                   book-entry form in excess of
                                   $200,000,000 aggregate principal amount
                                   and would, but for the preceding
                                   sentence, be represented by a single
                                   Global Note, then one Global Note will
                                   be issued to represent each $200,000,000 in aggregate principal amount of such Notes issued in book-entry form and an additional Global Note or Notes will be issued to represent any remaining aggregate principal amount of such Note or Notes issued in book-entry form. In such a case, each of the Global Notes representing Notes issued in book-entry form shall be assigned the same CUSIP number.

          Payments of
            Principal
            and Interest:          Payments of Interest Only.  Promptly
                                   -------------------------
                                   after each Regular Record Date, Chase
                                   will deliver to the Company and DTC a
                                   written notice specifying by CUSIP
                                   number the amount of interest to be paid
                                   (to the extent known) on each Global
                                   Note on the following Interest Payment
                                   Date (other than an Interest Payment
                                   Date coinciding with the Maturity Date)
                                   and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment
                                   Date by reference to the appropriate
                                   (daily or weekly) bond reports published by Standard & Poor's Corporation. On such Interest Payment Date, the Company will pay to Chase in immediately available funds an amount sufficient to pay the interest then due and owing on the Global Notes, and upon receipt of such funds from the Company, Chase in turn will pay to DTC such total amount of interest due on such Global Notes
                                   (other than on the Maturity Date) at the times and in the manner set forth below under "Manner of Payment".

                                   Notice of Interest Rates.  Promptly
                                   ------------------------
                                   after each Interest Determination Date
                                   or Calculation Date, as the case may be, for Floating Rate Notes issued in book-entry form, Chase will notify each of Moody's Investors Service, Inc. and Standard & Poor's Corporation of the interest rates determined as of such Interest Determination Date.

                                   Payments at Maturity.  On or about the
                                   --------------------
                                   first Business Day of each month, Chase
                                   will deliver to the Company and DTC a
                                   written list of principal, premium, if
                                   any, and interest (to the extent known)
                                   to be paid on each Global Note maturing
                                   or otherwise becoming due in the
                                   following month. Chase, the Company and
                                   DTC will confirm the amounts of such
                                   principal, premium, if any, and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to Chase in immediately available funds an amount sufficient to make the required payments, and upon receipt of such funds Chase in turn will pay to DTC the principal amount of Global Notes, together with premium, if any, and interest due on the Maturity Date, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to DTC of the principal, premium, if any, and interest due on the Maturity Date of such Global Note, the Trustee will cancel such Global Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Global Notes as of the close of business on the immediately preceding Business Day.

                                   Manner of Payment.  The total amount of
                                   -----------------
                                   any principal, premium, if any, and
                                   interest due on Global Notes on any
                                   Interest Payment Date or the Maturity
                                   Date, as the case may be, shall be paid
                                   by the Company to Chase in funds
                                   available for use by the Trustee no
                                   later than 10:00 A.M., New York City
                                   time, on such date.  The Company will
                                   make such payment on such Global Notes
                                   to an account specified by Chase. Upon
                                   receipt of such funds, Chase will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal, premium, if any, and interest due on Global Notes on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the beneficial interests in such Global Notes are recorded in the book-entry system maintained by DTC. Neither the Company, the Guarantor nor Chase shall have any responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Global Notes.

                                   Withholding Taxes.  The amount of any
                                   -----------------
                                   taxes required under applicable law to
                                   be withheld from any interest payment on
                                   a Global Note will be determined and
                                   withheld by the Participant, indirect
                                   participant in DTC or other Person
                                   responsible for forwarding payments and
                                   materials directly to the beneficial
                                   owner of such Global Note.
          Settlement
            Procedures:            Settlement Procedures with regard to
                                   each Note in book-entry form sold by an
                                   Agent, as agent of the Company, or
                                   purchased by an Agent, as principal,
                                   will be as follows:

                                   A.   The Offering Agent will advise the
                                        Company by telephone, confirmed by
                                        facsimile, of the following
                                        settlement information:

                                        1.   Principal amount and
                                             Authorized Denomination.

                                        2.   (a)  Fixed Interest Notes:

                                                  (i)  Interest Rate.

                                                  (ii)   Interest Payment
                                                  Dates.

                                             (b)  Floating Rate Notes:

                                                  (i)  Whether such Note is
                                                  a Regular Floating Rate
                                                  Note, Inverse Floating
                                                  Rate Note or Floating
                                                  Rate/Fixed Rate Note.

                                                  (ii) Interest Rate Basis
                                                  or Bases.

                                                  (iii)  Initial Interest
                                                  Rate.

                                                  (iv) Spread and/or Spread
                                                  Multiplier, if any.

                                                  (v)  Initial Interest
                                                  Reset Date and Interest
                                                  Reset Dates.

                                                  (vi) Interest Payment
                                                  Dates.

                                                  (vii)  Index Maturity, if
                                                  any.

                                                  (viii)  Maximum and/or
                                                  Minimum Interest Rates,
                                                  if any.

                                                  (ix) Day Count Con-
                                                  vention.

                                                  (x)  Calculation Agent.

                                                  (xi) Fixed Rate
                                                  Commencement Date, if
                                                  any, and Fixed Interest
                                                  Rate, if any.

                                                  (xii)  Other terms, if
                                                  any.

                                        4.   Price to public, if any, of
                                             such Note (or whether such
                                             Note is being offered at
                                             varying prices relating to
                                             prevailing market prices at
                                             time of resale as determined
                                             by the Offering Agent).

                                        5.   Trade Date.

                                        6.   Settlement Date (Original
                                             Issue Date).

                                        7.   Stated Maturity Date.

                                        8.   Redemption provisions, if any.

                                        9.   Repayment provisions, if any.

                                        10.  Net proceeds to the Company.

                                        11.  The Offering Agent's discount
                                             or commission.

                                        12.  Whether such Note is being
                                             sold to the Offering Agent as
                                             principal or to an investor or
                                             other purchaser through the
                                             Offering Agent acting as agent
                                             for the Company.

                                        13.  Such other information
                                             specified with respect to such
                                             Note (whether by Addendum or
                                             otherwise).

                                   B.   The Company will advise Chase by
                                        facsimile transmission or other
                                        electronic transmission of the
                                        above settlement information
                                        received from the Offering Agent,
                                        and the name of the Offering Agent.
                                        Chase will assign a CUSIP number to
                                        the Global Note representing such
                                        Note. Chase will also advise the
                                        Offering Agent of the CUSIP number
                                        assigned to the Global Note.

                                   C.   The Company will transmit to the
                                        Trustee by telex or facsimile its
                                        written request for the
                                        authentication and delivery of such
                                        Global Note and the name of such
                                        Agent.  Each such request by the
                                        Company shall constitute a
                                        representation and warranty by the
                                        Company to the Trustee that (i) the
                                        Global Note representing such
                                        Book-Entry Note is then, and at the
                                        time of issuance and sale thereof
                                        will be, duly authorized for
                                        issuance and sale by the Company,
                                        (ii) the Global Note representing
                                        such Book-Entry Note will conform
                                        to the terms of the Indenture,
                                        (iii) such Global Note, when
                                        completed, authenticated and
                                        delivered pursuant to the
                                        Indenture, will constitute the
                                        valid and legally binding
                                        obligation of the Company, and
                                        (iv) upon authentication and
                                        delivery of such Global Note, the
                                        aggregate principal amount of all
                                        Notes initially offered and issued
                                        under the Indenture will not exceed
                                        $[400,000,000] (except for Notes
                                        represented by and authenticated
                                        and delivered in exchange for or in
                                        lieu of Notes in accordance with
                                        the Indenture).

                                        Chase will communicate to DTC and
                                        the Offering Agent through DTC's
                                        Participant Terminal System a
                                        pending deposit message specifying
                                        the following settlement
                                        information:


                                        1.   The information set forth in
                                             the Settlement Procedure A.

                                        2.   Identification numbers of the
                                             participant accounts
                                             maintained by DTC on behalf of
                                             the Trustee and the Offering
                                             Agent.

                                        3.   Identification of the Global
                                             Note as a Fixed Rate Global
                                             Note or Floating Rate Global
                                             Note.

                                        4.   Initial Interest Payment Date
                                             for such Note, number of days
                                             by which such date succeeds
                                             the related record date for
                                             DTC purposes (or, in the case
                                             of Floating Rate Notes which
                                             reset daily or weekly, the
                                             date five calendar days
                                             preceding the Interest Payment
                                             Date) and, if then calculable,
                                             the amount of interest payable
                                             on such Interest Payment Date
                                             (which amount shall have been
                                             confirmed by Chase).

                                        5.   CUSIP number of the Global
                                             Note representing such Note.

                                        6.   Whether such Global Note
                                             represents any other Notes
                                             issued or to be issued in
                                             book-entry form.

                                        DTC will arrange for each pending
                                        deposit message described above to
                                        be transmitted to Standard & Poor's
                                        Corporation, which will use the
                                        information in the message to
                                        include certain terms of the
                                        related Global Note in the
                                        appropriate daily bond report
                                        published by Standard & Poor's
                                        Corporation.

                                   D.   Chase will complete the Global Note
                                        and send a copy thereof by
                                        facsimile to the Company for
                                        verification.

                                        In the event any Note is
                                        incorrectly prepared, Chase shall
                                        promptly prepare a corrected Note
                                        in exchange for such incorrectly
                                        prepared Note.

                                        Chase will authenticate the Global
                                        Note representing such Note.

                                   E.   DTC will credit such Note to the
                                        participant account of Chase
                                        maintained by DTC.

                                   F.   Chase will enter an SDFS deliver
                                        order through DTC's Participant
                                        Terminal System instructing DTC
                                        (i) to debit such Note to Chase's
                                        participant account and credit such
                                        Note to Chase's participant account
                                        of the Offering Agent maintained by
                                        DTC and (ii) to debit the
                                        settlement account of the Offering
                                        Agent and credit the settlement
                                        account of Chase maintained by DTC,
                                        in an amount equal to the price of
                                        such Note less such Offering
                                        Agent's discount or underwriting
                                        commission, as applicable.  Any
                                        entry of such a deliver order shall
                                        be deemed to constitute a
                                        representation and warranty by
                                        Chase to DTC that (i) the Global
                                        Note representing such Note has
                                        been issued and authenticated and
                                        (ii) Chase is holding such Global
                                        Note pursuant to the Certificate
                                        Agreement.

                                   G.   In the case of Notes in book-entry
                                        form sold through the Offering
                                        Agent, as agent, the Offering Agent
                                        will enter an SDFS deliver order
                                        through DTC's Participant Terminal
                                        System instructing DTC (i) to debit
                                        such Note to the Offering Agent's
                                        participant account and credit such
                                        Note to the participant account of
                                        the Participants maintained by DTC
                                        and (ii) to debit the settlement
                                        accounts of such Participants and
                                        credit the settlement account of
                                        the Offering Agent maintained by
                                        DTC in an amount equal to the
                                        initial public offering price of
                                        such Note.

                                   H.   Transfers of funds in accordance
                                        with SDFS deliver orders described
                                        in Settlement Procedures F and G
                                        will be settled in accordance with
                                        SDFS operating procedures in effect
                                        on the Settlement Date.

                                   I.   Upon receipt, Chase will pay the
                                        Company, by wire transfer of
                                        immediately available funds to an
                                        account specified by the Company to
                                        Chase from time to time, the amount
                                        transferred to Chase in accordance
                                        with Settlement Procedure F.

                                   J.   Chase will send a copy of the
                                        Global Note by telecopy to the
                                        Company together with a statement
                                        setting forth the principal amount
                                        of Notes Outstanding as of the
                                        related Settlement Date after
                                        giving effect to such transaction
                                        and all other offers to purchase
                                        Notes of which the Company has
                                        advised Chase but which have not
                                        yet been settled.

                                   K.   If such Note was sold through the
                                        Offering Agent, as agent, the
                                        Offering Agent will confirm the
                                        purchase of such Note to the
                                        investor or other purchaser either
                                        by transmitting to the Participant
                                        with respect to such Note a
                                        confirmation order through DTC's
                                        Participant Terminal System or by
                                        mailing a written confirmation to
                                        such investor or other purchaser.

          Settlement
            Procedures
            Timetable:             For offers to purchase Notes accepted by
                                   the Company, Settlement Procedures A
                                   through K set forth above shall be
                                   completed as soon as possible following
                                   the trade but not later than the
                                   respective times (New York City time)
                                   set forth below:

                                   SETTLEMENT
                                   PROCEDURE                TIME
                                   ----------               ----

                                        A         11:00 A.M. on the trade
                                                  date or within one hour
                                                  following the trade

                                        B         12:00 noon on the trade
                                                  date or within one hour
                                                  following the trade

                                        C         No later than the close
                                                  of business on the trade
                                                  date

                                        D         9:00 A.M. on Settlement
                                                  Date

                                        E         10:00 A.M. on Settlement
                                                  Date

                                        F-G       No later than 2:00 P.M.
                                                  on Settlement Date

                                        H         4:00 P.M. on Settlement
                                                  Date

                                        I-K       5:00 P.M. on Settlement
                                                  Date


                                   Settlement Procedure H is subject to
                                   extension in accordance with any
                                   extension of Fedwire closing deadlines
                                   and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                   If settlement of a Note issued in
                                   book-entry form is rescheduled or
                                   canceled, Chase will deliver to DTC,
                                   through DTC's Participant Terminal
                                   System, a cancellation message to such
                                   effect by no later than 5:00 P.M., New
                                   York City time, on the Business Day
                                   immediately preceding the scheduled
                                   Settlement Date.

          Failure to Settle:       If Chase fails to enter an SDFS deliver
                                   order with respect to a Note issued in
                                   book-entry form pursuant to Settlement
                                   Procedure F, Chase may deliver to DTC,
                                   through DTC's Participant Terminal
                                   System, as soon as practicable, a
                                   withdrawal message instructing DTC to
                                   debit such Note to the participant
                                   account of Chase maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Global
                                   Note, the Trustee will mark such Global
                                   Note "canceled", make appropriate
                                   entries in its records and send
                                   certification of destruction of such
                                   canceled Global Note to the Company.
                                   The CUSIP number assigned to such Global
                                   Note shall, in accordance with CUSIP
                                   Service Bureau procedures, be canceled
                                   and not immediately reassigned. If
                                   withdrawal messages are processed with
                                   respect to a portion of the Notes
                                   represented by a Global Note, Chase will exchange such Global Note for two Global
                                   Notes, one of which shall represent the
                                   Global Notes for which withdrawal
                                   messages are processed and shall be
                                   canceled immediately after issuance and
                                   the other of which shall represent the
                                   other Notes previously represented by
                                   the surrendered Global Note and shall
                                   bear the CUSIP number of the surrendered
                                   Global Note.

                                   In the case of any Note in book-entry
                                   form sold through the Offering Agent, as agent, if the purchase price for any such Note is not timely paid to the Participants with respect thereto by the beneficial investor or other purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such Participants and, in turn, the related Offering Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures F and G, respectively. Thereafter, Chase will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Company.

                                   Notwithstanding the foregoing, upon any
                                   failure to settle with respect to a Note in book-entry form, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Global Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedure D, for the authentication and issuance of a Global Note representing such remaining Notes and will make appropriate entries in its records.

                     PART III:  PROCEDURES FOR CERTIFICATED NOTES


          Denominations:           Unless otherwise provided in the
                                   applicable Pricing Supplement, the
                                   Certificated Notes will be issued in
                                   denominations of $1,000 and integral
                                   multiples thereof.

          Payments of
            Principal,
            Premium, if any,
            and Interest:          Upon presentment and delivery of the
                                   Certificated Note, Chase upon receipt of immediately available funds from the
                                   Company will pay the principal of,
                                   premium, if any, and interest on, each
                                   Certificated Note on the Maturity Date
                                   in immediately available funds.  All
                                   interest payments on a Certificated
                                   Note, other than interest due on the
                                   Maturity Date, will be made by check
                                   mailed to the address of the person
                                   entitled thereto as such address shall
                                   appear in the Security Register;
                                   provided, however, that Holders of
                                   $10,000,000 or more in aggregate
                                   principal amount of Certificated Notes
                                   (whether having identical or different
                                   terms and provisions) shall be entitled
                                   to receive such interest payments by
                                   wire transfer of immediately available
                                   funds if appropriate wire transfer
                                   instructions have been received in
                                   writing by Chase not less than 15
                                   calendar days prior to the applicable
                                   Interest Payment Date.

                                   Chase will provide monthly to the
                                   Company a list of the principal,
                                   premium, if any, and interest (to the
                                   extent known) to be paid on Certificated
                                   Notes maturing in the next succeeding
                                   month. Chase will be responsible for
                                   withholding taxes on interest paid as
                                   required by applicable law.

                                   Certificated Notes presented to Chase on the Maturity Date for payment will be canceled by the Trustee. All canceled Certificated Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures, and the Trustee shall furnish to the Company a certificate with respect to such disposition.

          Settlement
            Procedures:            Settlement Procedures with regard to
                                   each Certificated Note purchased by an
                                   Agent, as principal, or through an
                                   Agent, as agent, shall be as follows:

                                   A.   The Offering Agent will advise the
                                        Company by telephone (and confirm
                                        in writing by facsimile) of the
                                        following Settlement information
                                        with regard to each Certificated
                                        Note:

                                        1.   Exact name in which the
                                             Certificated Note(s) is to be
                                             registered (the "Registered
                                             Owner").

                                        2.   Exact address or addresses of
                                             the Registered Owner for
                                             delivery, notices and payments
                                             of principal, premium, if any,
                                             and interest.

                                        3.   Taxpayer identification number
                                             of the Registered Owner.

                                        4.   Principal amount and
                                             Authorized Denomination.

                                        5.   (a)  Fixed Rate Notes:

                                                  (i)  Interest Rate.

                                                  (ii) Interest Payment
                                                  Dates.

                                             (b)  Floating Rate Notes:

                                                  (i)  Whether such Note is
                                                  a Regular Floating Rate
                                                  Note, Inverse Floating
                                                  Rate Note or Floating
                                                  Rate/Fixed Rate Note.

                                                  (ii) Interest Rate Basis
                                                  or Bases.

                                                  (iii)  Initial Interest
                                                  Rate.

                                                  (iv) Spread and/or Spread
                                                  Multiplier, if any.

                                                  (v)  Initial Interest
                                                  Reset Date and Interest
                                                  Reset Dates.

                                                  (vi) Interest Payment
                                                  Dates.

                                                  (vii)  Index Maturity, if
                                                  any.

                                                  (viii)  Maximum and/or
                                                  Minimum Interest Rates,
                                                  if any.

                                                  (ix) Day Count Con-
                                                  vention.

                                                  (x)  Calculation Agent.

                                                  (xi) Fixed Rate
                                                  Commencement Date, if
                                                  any, and Fixed Interest
                                                  Rate, if any.

                                                  (xii)  Other terms, if
                                                  any.

                                        6.   Price to public of such
                                             Certificated Note (or whether
                                             such Note is being offered at
                                             varying prices relating to
                                             prevailing market prices at
                                             time of resale as determined
                                             by the Offering Agent).

                                        7.   Trade Date.

                                        8.   Settlement Date (Original
                                             Issue Date).

                                        9.   Stated Maturity Date.

                                        10.  Redemption provisions, if any.

                                        11.  Repayment provisions, if any.

                                        12.  Net proceeds to the Company.

                                        13.  The Offering Agent's discount
                                             or commission.

                                        14.  Whether such Note is being
                                             sold to the Offering Agent as
                                             principal or to an investor or
                                             other purchaser through the
                                             Offering Agent acting as agent
                                             for the Company.

                                        15.  Such other information
                                             specified with respect to such
                                             Note (whether by Addendum or
                                             otherwise).

                                   B.   After receiving such settlement
                                        information from the Offering
                                        Agent, the Company will advise
                                        Chase of the above settlement
                                        information by facsimile
                                        transmission confirmed by
                                        telephone.  The Company will
                                        transmit to the Trustee by telex or
                                        facsimile its written request for
                                        the authentication and delivery of
                                        such Certificated Note and the name
                                        of such Agent.  Each such request
                                        by the Company shall constitute a
                                        representation and warranty by the
                                        Company to the Trustee that (i) the
                                        Certificated Note is then, and at
                                        the time of issuance and sale
                                        thereof will be, duly authorized
                                        for issuance and sale by the
                                        Company, (ii) the Certificated Note
                                        will conform with the terms of the
                                        Indenture, (iii) such Certificated
                                        Note, when completed, authenticated
                                        and delivered pursuant to the
                                        Indenture, will constitute the
                                        valid and legally binding
                                        obligation of the Company, and
                                        (iv) upon authentication and
                                        delivery of such Certificated Note,
                                        the aggregate principal amount of
                                        all Notes initially offered and
                                        issued under the Indenture will not
                                        exceed $[400,000,000] (except for
                                        Notes represented by and
                                        authenticated and delivered in
                                        exchange for or in lieu of Notes in
                                        accordance with the Indenture).

                                   C.   Chase will complete the
                                        Certificated Note and send a copy
                                        thereof by facsimile to the Company
                                        for verification.

                                        In the event any Note is
                                        incorrectly prepared, Chase shall
                                        promptly prepare a corrected Note
                                        in exchange for such incorrectly
                                        prepared Note.

                                        The Trustee will authenticate the
                                        Certificated Note in the form
                                        approved by the Company and the
                                        Offering Agent, and will make three
                                        copies thereof (herein called
                                        "Stub 1", "Stub 2" and "Stub 3"):

                                        1.   Certificated Note with the
                                             Offering Agent's confirmation,
                                             if traded on a principal
                                             basis, or the Offering Agent's
                                             customer confirmation, if
                                             traded on an agency basis.

                                        2.   Stub 1 for Trustee.

                                        3.   Stub 2 for Offering Agent.

                                        4.   Stub 3 for the Company.

                                   D.   With respect to each trade, the
                                        Trustee will deliver the
                                        Certificated Note and Stub 2
                                        thereof to the Offering Agent at
                                        the following applicable address:

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------
                                                                          ;
                                        ----------------------------------
                                        and the Trustee will keep Stub 1.
                                        The Offering Agent will acknowledge
                                        receipt of the Certificated Note
                                        through a broker's receipt and will
                                        keep Stub 2.  Delivery of the
                                        Certificated Note will be made only
                                        against such acknowledgment of
                                        receipt.  Upon determination that
                                        the Certificated Note has been
                                        authorized, delivered and completed
                                        as aforementioned, the Offering
                                        Agent will wire the net proceeds of
                                        the Certificated Note after
                                        deduction of its applicable
                                        commission to the Company pursuant
                                        to standard wire instructions given
                                        by the Company.

                                   E.   In the case of a Certificated Note
                                        sold through the Offering Agent, as
                                        agent, the Offering Agent will
                                        deliver such Certificated Note
                                        (with the confirmation) to the
                                        purchaser against payment in
                                        immediately available funds.

                                   F.   The Trustee will send Stub 3 to the
                                        Company.

          Settlement
            Procedures
            Timetable:             For offers to purchase Certificated
                                   Notes accepted by the Company,
                                   Settlement Procedures A through F set
                                   forth above shall be completed as soon
                                   as possible following the trade but not
                                   later than the respective times (New
                                   York City time) set forth below:

                                   SETTLEMENT
                                   PROCEDURE                TIME
                                   ----------               ----

                                        A         11:00 A.M. on the trade
                                                  date or within one hour
                                                  following the trade

                                        B         12:00 noon on the trade
                                                  date or within one hour
                                                  following the trade

                                        C-D       2:15 P.M. on Settlement
                                                  Date

                                        E         3:00 P.M. on Settlement
                                                  Date

                                        F         5:00 P.M. on Settlement
                                                  Date

          Failure to
            Settle: In the case of Certificated Notes sold through the Offering Agent, as agent, if an investor or other purchaser of a Certificated Note from the Company shall either fail to accept delivery of or make payment for such Certificated Note on the date fixed for settlement, the Offering Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return such Certificated Note to the Trustee.

                                   The Trustee, upon receipt of such
                                   Certificated Note from the Offering
                                   Agent, will immediately advise the
                                   Company and the Company will promptly
                                   arrange to credit the account of the
                                   Offering Agent in an amount of
                                   immediately available funds equal to the amount previously paid to the Company by such Offering Agent in settlement for such Certificated Note. Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by such Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and dispose of such Certificated
                                   Note in accordance with its customary
                                   procedures, make appropriate entries in
                                   its records to reflect the fact that
                                   such Certificated Note was never issued, and accordingly notify in the Company writing.

                                      SCHEDULE D

                          Additional Matters to be Included
                      in Accountants' Comfort Letter Pursuant to
                      Section 7(a)(iv) of Distribution Agreement
                      ------------------------------------------

           PROSPECTUS CAPTION                   ITEMS
           ------------------                   -----

           "Ratio of Earnings to Fixed          "Ratio of Earnings to
           Charges"                             Fixed Charges" and
                                                supporting calculations
                                                shown on Exhibit 12.1 to
                                                the Registration
                                                Statement

           FORM 10-K OR 10-Q                    ITEMS
           CAPTION                              -----
           -----------------

           "REVIEW OF THE FINANCIAL             Changes in total
           CONDITION AND RESULTS OF             operating revenues
           OPERATIONS OF PP&L
           RESOURCES, INC. AND
           PENNSYLVANIA POWER & LIGHT
           COMPANY" -- "Operating
           Revenues"
           (or similar caption)
           "REVIEW OF THE FINANCIAL             The Company's actual
           CONDITION AND RESULTS OF             construction expenditures
           OPERATIONS OF PP&L                   during the year ended
           RESOURCES, INC. AND                  [last year ended] and
           PENNSYLVANIA POWER & LIGHT           [prior year ended]
           COMPANY" -- "Capital
           Expenditure Requirements"
           (or similar caption)
           "SELECTED FINANCIAL AND              The Company's times
           OPERATING DATA OF                    interest earned before
           PENNSYLVANIA POWER & LIGHT           income taxes for [last
           COMPANY" --                          year ended] and [prior
           "Financial Ratios"                   year ended]
           (or similar caption)